UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2006

SOURCECORP, INCORPORATED

(Exact name of registrant as specified in its charter)

DELAWARE	0-27444	75-2560895
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3232 MCKINNEY AVENUE, SUITE 1000 DALLAS, TEXAS	75204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 740-6500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Lowenstein Consulting Agreement Addendum

On March 1, 2006, but to be effective as of January 1, 2006, the SOURCECORP, Incorporated (the “Company”) entered into a Consulting Agreement Fourth Amended Addendum (the “Addendum”) with David Lowenstein, a member of our Board of Directors. The Addendum is a supplement to and modification of that certain Consulting Agreement between the Company and Mr. Lowenstein, dated as of January 1, 2000 (as previously amended, the “Consulting Agreement”). A summary of the material terms and provisions of the Consulting Agreement is provided in the Company’s Proxy Statement on Schedule 14A and Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on April 22, 2005 and January 11, 2006, respectively.

The Addendum modifies the Consulting Agreement to conform certain definitions or provisions to the corresponding definitions or provisions contained in the employment agreements among the Company, SOURCECORP Management, L.P., an indirect wholly-owned subsidiary of the Company, and certain of its executive officers, as described in the Company’s Current Report on Form 8-K filed with the SEC on February 24, 2006. Conforming changes included conforming the definition of Change in Control, conforming the language relating to tax gross-up payments that may be paid in certain circumstances, and adding a conforming provision whereby certain severance payments are to be paid in an escrow under certain circumstances. The Addendum also contains a provision intended to ensure compliance with Section 409A (“Section 409A”) of the Internal Revenue Code of 1986, as amended, or any Treasury Regulations promulgated thereunder such as to avoid the excise tax associated with noncompliance. The Addendum provides that under certain circumstances, Mr. Lowenstein will not be entitled to the payment of any benefits upon a separation of service with the Company until the earlier of (i) the date which is six months after his separation of service for any reason other than death or (ii) the date of his death. This provision will only apply in the event that Mr. Lowenstein is a “specified employee” under Section 409A and if application of this provision is required in order to comply with Section 409A.

The full text of the Addendum is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description of Exhibit

10.1*	Consulting Agreement Fourth Amended Addendum between SOURCECORP, Incorporated and David Lowenstein, dated effective January 1, 2006 (and entered March 1, 2006).

10.2*

Consulting Agreement between F.Y.I. Incorporated and David Lowenstein, dated January 1, 2000 (incorporated by reference to Exhibit 10.65 to the Company’s Annual Report on Form 10-K filed on March 23, 2000)

10.3*

Consulting Agreement Addendum between SOURCECORP, Incorporated and David Lowenstein, dated March 6, 2003 (incorporated by reference to Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q filed on May 13, 2003)

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Exhibit Number	Description of Exhibit

10.4*

Consulting Agreement Amended Addendum between SOURCECORP, Incorporated and David Lowenstein, dated October 1, 2004 (incorporated by reference to Exhibit 10.130 to the Company’s Annual Report on Form 10-K filed on March 31, 2005)

10.5*

Consulting Agreement Second Amended Addendum between SOURCECORP, Incorporated and David Lowenstein, dated December 18, 2004 (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on August 11, 2005)

10.6*

Consulting Agreement Third Amended Addendum between SOURCECORP, Incorporated and David Lowenstein, dated January 9, 2006 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 11, 2006)

*Management contract or compensatory plan or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCECORP, INCORPORATED

/s/ ED. H. BOWMAN, JR.
Ed H. Bowman, Jr.,
President and Chief Executive Officer

Dated:  March 6, 2006

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INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1*	Consulting Agreement Fourth Amended Addendum between SOURCECORP, Incorporated and David Lowenstein, dated effective January 1, 2006 (and entered March 1, 2006).

10.2*

Consulting Agreement between F.Y.I. Incorporated and David Lowenstein, dated January 1, 2000 (incorporated by reference to Exhibit 10.65 to the Company’s Annual Report on Form 10-K filed on March 23, 2000)

10.3*

Consulting Agreement Addendum between SOURCECORP, Incorporated and David Lowenstein, dated March 6, 2003 (incorporated by reference to Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q filed on May 13, 2003)

10.4*

Consulting Agreement Amended Addendum between SOURCECORP, Incorporated and David Lowenstein, dated October 1, 2004 (incorporated by reference to Exhibit 10.130 to the Company’s Annual Report on Form 10-K filed on March 31, 2005)

10.5*

Consulting Agreement Second Amended Addendum between SOURCECORP, Incorporated and David Lowenstein, dated December 18, 2004 (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on August 11, 2005)

10.6*

Consulting Agreement Third Amended Addendum between SOURCECORP, Incorporated and David Lowenstein, dated January 9, 2006 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 11, 2006)

*Management contract or compensatory plan or arrangement.